FIRST AMENDMENT TO
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

    THIS FIRST AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made effective as of November 18, 2021 (the “Effective Date”), by and among SolarWinds Corporation, a Delaware corporation (“Company”), and the undersigned stockholders (collectively, the “Lead Investors”). This Amendment amends the Stockholders’ Agreement (as defined below) on the terms set forth herein. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stockholders’ Agreement.
RECITALS
WHEREAS, the Company and certain stockholders named therein entered into that certain Amended and Restated Stockholders’ Agreement dated October 18, 2018 (the “Stockholders’ Agreement”).
WHEREAS, in accordance with Section 6.2 of the Stockholders’ Agreement, the Company and the Lead Investors desire to amend the Stockholders’ Agreement as set forth below.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lead Investors agree as follows:
1.Section 2.1.2 of the Stockholders’ Agreement is hereby amended to read in its entirety as follows:
“2.1.2 Composition; Company Recommendation. Subject to Section 2.1.1, the rights of the Lead Investors to nominate Directors shall be as follows:
(a) So long as the Aggregate Silver Lake Ownership continues to be (i) at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate three Directors, (ii) less than 20% but at least 10% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate two Directors and (iii) less than 10% but at least 5% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake shall be entitled to nominate one Director. Each Director so nominated may be referred to as a “Silver Lake Director”.
(b) So long as the Aggregate Thoma Bravo Ownership continues to be (i) at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate three Directors, (ii) less than 20% but at least 10% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate two Directors and (iii) less than 10% but at least 5% of the aggregate number of then outstanding shares of Common Stock of the Company, Thoma Bravo shall be entitled to nominate one Director. Each Director so nominated may be referred to as a “Thoma Bravo Director”.
(c) So long as (i) the Aggregate Silver Lake Ownership continues to be at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, and (ii) the Aggregate Thoma Bravo Ownership continues to be at least 20% of the aggregate number of then outstanding shares of Common Stock of the Company, Silver Lake and Thoma Bravo shall be entitled to mutually nominate one (1) Director.
(d) The Company hereby agrees (i) to include the nominees of the Lead Investors nominated pursuant to this Section 2.1.2 as the nominees to the Board on each slate of nominees for election of the Board included in the Company’s annual meeting proxy statement (or consent solicitation or similar document), (ii) to recommend the election of such nominees to the stockholders of the Company and (iii) without limiting the foregoing, to otherwise use its reasonable best efforts to cause such nominees to be elected to the Board, including providing at least as high a level of support for the election of such nominees as it provides to any other individual standing for election as a director.”
2.The first sentence of Section 5.4 of the Stockholders’ Agreement is hereby amended to read in its entirety as follows:
“5.4    Actions Requiring Approval of the Lead Investors. So long as the Lead Investors collectively continue to hold at least 30% of the aggregate number of then outstanding shares of Common Stock of the Company, the following actions by the Company or any of its Subsidiaries shall require the prior written consent of each Lead Investor that is then entitled to nominate at least two Directors to the Board:”.
3.The Stockholder's Agreement is hereby amended to remove each of the TB Co-Investors as a party thereto, and the TB Co-Investors shall cease to have any rights or obligations thereunder, subject to Section 6.3 of the Stockholders Agreement.
4.Except as expressly amended hereby, the Stockholders’ Agreement shall remain unmodified and in full force and effect.
5.This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
6.This Amendment will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
[Signature Page(s) Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date set forth above:

SOLARWINDS CORPORATION By: /s/ Sudhakar Ramakrishna Name: Sudhakar Ramakrishna Its: President and Chief Executive Officer

[Signature Pages – Consent under Stockholders’ Agreement]

SILVER LAKE PARTNERS IV, L.P.
SILVER LAKE TECHNOLOGY INVESTORS IV, L.P.
For each of the above-referenced Lead Investors
By:    Silver Lake Technology Associates IV, L.P.
Its:    General Partner
By:    SLTA IV (GP), L.L.C.
Its:    General Partner
By:    Silver Lake Group, L.L.C.
Its:    Managing Member

By:        /s/ Kenneth Hao
    Name: Kenneth Hao
    Title: Managing Director

[Signature Pages – Consent under Stockholders’ Agreement]

THOMA BRAVO FUND XI, L.P.
THOMA BRAVO FUND XI-A, L.P.
THOMA BRAVO EXECUTIVE FUND XI, L.P.
THOMA BRAVO SPECIAL OPPORTUNITIES FUND II, L.P.
THOMA BRAVO SPECIAL OPPORTUNITIES FUND II-A, L.P.

For each of the above-listed Lead Investors,

By:    Thoma Bravo Partners XI, L.P.
Its:     General Partner
By:    Thoma Bravo UGP XI, LLC
Its:    General Partner

By:    Thoma Bravo UGP, LLC
Its:    General Partner

By:        /s/ Seth Boro
    Name: Seth Boro
    Title: Authorized Signatory

THOMA BRAVO FUND XII, L.P.
THOMA BRAVO FUND XII-A, L.P.
THOMA BRAVO EXECUTIVE FUND XII, L.P.
THOMA BRAVO EXECUTIVE FUND XII-A, L.P.

For each of the above-listed Lead Investors,

By:    Thoma Bravo Partners XII, L.P.
Its:     General Partner
By:    Thoma Bravo UGP XI, LLC
Its:    General Partner

By:    Thoma Bravo UGP, LLC
Its:    General Partner

By:        /s/ Seth Boro
    Name: Seth Boro
    Title: Authorized Signatory

[Signature Pages – Consent under Stockholders’ Agreement]